EQ ADVISORS TRUSTSM

EQ/Long-Term Bond Portfolio

SUPPLEMENT DATED MARCH 17, 2023 TO THE PROSPECTUS DATED MAY 1, 2022, AS SUPPLEMENTED

You should read this Supplement in conjunction with the Prospectus dated May 1, 2022, as supplemented, of EQ Advisors Trust (“Trust”) and retain it for future reference. You may obtain this document, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the document at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding a change in the contractual sub-advisory fee rate schedule payable by Equitable Investment Management Group, LLC (“EIM” or “Adviser”) to AllianceBernstein L.P. (“AllianceBernstein” or “Sub-Adviser”) with respect to the EQ/Long-Term Bond Portfolio (“Portfolio”), effective on or about April 3, 2023. AllianceBernstein, an affiliate of EIM, serves as the Sub-Adviser to the Portfolio.

The Board of Trustees of the Trust has approved the change. The change will not result in any change in the nature, scope or quality of the advisory or sub-advisory services being provided to the Portfolio by EIM and AllianceBernstein, respectively, nor will the change result in any change in the advisory fee paid by the Portfolio to EIM. EIM, not the Portfolio, pays the sub-advisory fee to AllianceBernstein.

Effective on or about April 3, 2023, the contractual sub-advisory fee rate schedule payable by EIM to AllianceBernstein with respect to the Portfolio is as follows:

Annual Investment Sub-Advisory Fee (as a percentage of average daily net assets)

0.0150% of aggregate average daily net assets up to and including $5 billion; and 0.0125% of aggregate average daily net assets in excess of $5 billion.*

*

For purposes of calculating the investment sub-advisory fee payable with respect to the Portfolio, the assets managed by AllianceBernstein in the Portfolio will be aggregated with the assets managed by AllianceBernstein in the EQ/Intermediate Corporate Bond Portfolio, another portfolio of the Trust for which AllianceBernstein serves as the Sub-Adviser.